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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2018

EDGAR EXPRESS, INC.

(Exact Name of Registrant as Specified in Charter)

Utah	000-55882	26-0510649
(State or Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)
333 Avenue of the Americas, Suite 2000 Miami, FL	33131-2185
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 871-3333

11650 South State Street, Suite 240, Draper, Utah 84020

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ¨☐

Item 1.01 Entry into a Material Definitive Agreement

Stock Purchase Agreement

On September 25, 2018, Edgar Express, Inc., a Utah corporation (the “Company”), entered into that certain Stock Purchase Agreement (the “Purchase Agreement”) by and among the Company, the stockholders of the Company (collectively, the “Sellers”), John D. Thomas, P.C., as the Sellers’ Representative, and Windber National LLC, The Peter A. Cohen Revocable Trust, Blumenthal Family Investment Joint Venture, L.P., and Jeffrey C. Piermont (collectively, the “Buyers”) pursuant to which the Buyers paid $450,000.00 in aggregate cash consideration for (i) 11,696,400 shares of common stock (the “Shares”) of the Company, par value $0.001 (the “Common Stock”) from the Sellers, which Shares constitute 99.96% of the issued and outstanding shares of the Company, (ii) the extinguishment and payment in full of an aggregate of $307,370.68 in notes payable of the Company (the “Notes Payable”), and (iii) an aggregate of $44,837.94 in loans payable of the Company (the “Loans Payable”). As a result of the sale of the Shares by the Sellers, the Buyers hold a controlling interest in the Company, and may unilaterally determine the election of the Board of Directors of the Company (the “Board”) and other substantive matters requiring approval of the Company’s stockholders. As of the close of business on October 1, 2018, the Sellers have failed to deliver to the Buyers 250,000 of the Shares that are required to be delivered pursuant to the terms of the Purchase Agreement. All parties to the Purchase Agreement are considering alternatives with respect to the delivery of the remaining Shares.

The foregoing summary of the Purchase Agreement is not complete and is subject to and qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Preferred Stock Subscription Agreement

In addition, on September 25, 2018, the Company entered into Subscription Agreements (the “Subscription Agreements”) with certain of the Buyers, pursuant to which the Company will issue to such Buyers an aggregate of 7,500,000 shares of the Company’s newly designated Series A Preferred Stock, par value $0.001 per share (the “Series A Shares”) for an aggregate purchase price of $450,000.00. The offering is exempt from registration pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D under the Securities Act.

The securities sold and issued in connection with the Subscription Agreements are not registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements. No underwriting commission or discounts were given or paid in connection with the issuance and sale of the Series A Shares.

The foregoing summary of the Subscription Agreement is not complete and is subject to and qualified in its entirety by reference to the Form of Subscription Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Grant of Warrants

On September 25, 2018, the Company granted to each of the Buyers (i) Class A warrants to purchase 1,250,000 shares of Common Stock (the “Class A Warrants”) and (ii) Class B warrants to purchase 1,250,000 shares of Common Stock (the “Class B Warrants”, and together with the Class A Warrants, the “Warrants”). The shares of Common Stock underlying the Warrants, and any additional shares of Common Stock issuable as a result of the anti-dilution provisions of the Warrants, are referred to herein as the “Warrant Shares”.

The Class A Warrants were granted to the Buyers in exchange for a purchase price of $15,000.00. The exercise price of the Class A Warrants is $3.00. The Class B Warrants were granted to the Buyers in exchange for a purchase price of $10,000.00. The exercise price of the Class B Warrants is $5.00.

The Warrants were fully vested on the date of grant by the Company and will become exercisable on September 25, 2023, except in the event of a change in control (as described in the Warrants), termination without cause (as described in the Warrants), or the separation from the Company for good reason (as described in the Warrants), and such right to exercise the Warrants will expire on September 25, 2028. The Warrants (x) are subject to anti-dilution adjustments in connection with stock splits, tender offers, and certain other events (as described in the Warrants), and (y) provide for a right for the Warrant holder to choose to require that the Warrants be assumed by a successor entity or that the Warrant holder receive the same consideration as stockholders upon certain change in control events. Each of the Buyers is required to pay the applicable purchase price for the Warrants within 75 days of the grant date of the Warrants.

The issuance of the Warrants is, and upon exercise of the Warrants, the issuance and sale of the Warrant Shares will be, exempt from registration in reliance upon an exemption afforded by Section 4(a)(2) of the Securities Act. The Warrants also require the Company to file a registration statement to register the Warrant Shares upon the request of the Buyers. No underwriting commission or discounts were given or paid in connection with the issuance and sale of the Warrants.

The foregoing summaries of the Class A Warrants and Class B Warrants are not complete and are subject to and qualified in their entirety by reference to the Class A Warrants and Class B Warrants, respectively, copies of which are attached as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth in Items 1.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant

As noted in Item 1.01 above, as a result of the entry into the Purchase Agreement and the sale of the Shares, the Buyers hold a controlling interest in the Company, and may unilaterally determine the election of the Board and other substantive matters requiring approval of the Company’s stockholders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 25, 2018, Mary Foster and Brandon Pehrson resigned as officers of the Company. Mrs. Foster and Mr. Pehrson will continue to serve on the Board until their successors are duly elected and qualified.

Also, on September 25, 2018, the Board appointed Daniel E. Schmerin and Jeffrey C. Piermont as members of the Board. Further, Mr. Schmerin was appointed as the Company’s Chief Executive Officer and Mr. Piermont was appointed as the Company’s Chief Operating Officer, President, and Secretary.

Mr. Schmerin, 37, previously served as Director of Investment Research at Fairholme Capital Management, a value-oriented investment firm, from 2011 until 2018.  Prior to joining Fairholme, Mr. Schmerin served from 2004 to 2011 in various roles across the federal government supporting Cabinet officials on economic policy and national security affairs, including: Chief Operating Officer for the Public-Private Investment Program at the United States Treasury; Director of Preparedness Policy on the Homeland Security Council within the Executive Office of the President at the White House; and Presidential Management Fellow in the Bureau of Economic and Business Affairs at the U.S. Department of State.  Mr. Schmerin earned a Bachelor of Arts degree, magna cum laude, from the University of Pennsylvania.  He subsequently earned a Master of Science degree with distinction from the London School of Economics, and a Master of Arts degree with highest honors from Georgetown University.

Mr. Piermont, 37, previously served as President and Chief Operating Officer of Boulderado Group LLC (“Boulderado”), a private investment firm, from 2010 until 2018.  In addition to his responsibilities at Boulderado, Mr. Piermont concurrently served from 2015 to 2017 in a variety of roles – including Chief Administrative Officer, Secretary, Treasurer, and Principal – at Boston Omaha Corporation (NASDAQ: BOMN), a publicly traded holding company partly controlled by Boulderado.  Prior to joining Boulderado, Mr. Piermont worked at Alternative Investment Management (AIM13) from 2006 to 2010 as an Investment Professional focused on the firm’s portfolio of hedge fund investments.  Earlier in his career, Mr. Piermont served as an Assistant Vice President at Merrill Lynch in New York from 2004 to 2006, and as an Analyst in Citigroup’s Corporate Strategy and Finance Group within their Global Wealth Management Business (Smith Barney) from 2003 to 2004.  Mr. Piermont earned a Bachelor of Science degree from Syracuse University.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year

On September 25, 2018, the Company filed the Certificate of Designation, Preferences, and Rights of the Series A Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Utah establishing and designating the rights, powers, and preferences of the Series A Preferred Stock (the “Series A Preferred Stock”). The Company designated up to 7,500,000 shares of Series A Preferred Stock. Each share of Series A Preferred Stock is convertible at any time at the option of the holder thereof into one share of Common Stock. Each share of Series A Preferred Stock is mandatorily convertible into Common Stock in the event a holder of Series A Preferred Stock transfers (as defined in the Certificate of Designation) any or all of his, her, or its shares of Series A Preferred Stock to any third party; provided, however, that such shares of Series A Preferred Stock will not automatically be converted into shares of Common Stock if (i) the transfer of the Series A Preferred Stock is to an existing holder of Series A Preferred Stock, (ii) the transfer is to any trust for the direct benefit of such holder and such holder is the sole trustee and sole beneficiary of such Trust, or (iii) the Board, including all Series A Directors, determines that such transfer shall not trigger such mandatory conversion.

The Series A Preferred Stock has the same dividend and liquidation rights as the Common Stock, and on any matter presented to the stockholders of the Company for their action or consideration, each holder of a share of Series A Preferred Stock will be entitled to cast the number of votes equal to the product of (a) the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter, multiplied by (b) fifty (50).

The holders of record of the shares of Series A Preferred Stock, exclusively and as a separate class, shall be entitled to elect three (3) directors to the Company’s Board (the “Series A Directors”). Any Series A Director may be removed without cause by, and only by, the affirmative vote of the holders of eighty percent (80%) of the shares of Series A Preferred Stock, exclusively and as a separate class.

At any time when shares of Series A Preferred Stock are outstanding, the Company may not, without the affirmative vote of a majority of the Series A Preferred Stock:

(i)	create, or authorize the creation of, or issue or obligate itself to issue shares of, any additional class or series of capital stock, or increase the authorized number of shares of or issue additional shares of Series A Preferred Stock, or increase the authorized number of shares of any additional class or series of capital stock.

(ii)	create, or hold capital stock in, any subsidiary that is not wholly owned (either directly or through one or more other subsidiaries) by the Company, or sell, transfer, or otherwise dispose of any capital stock of any direct or indirect subsidiary of the Company, or permit any direct or indirect subsidiary to sell, lease, transfer, exclusively license, or otherwise dispose (in a single transaction or series of related transactions) of all or substantially all of the assets of such subsidiary.

(iii)	amend, alter, or otherwise change the rights, preferences, or privileges of the Series A Preferred Stock, or amend, alter, or repeal any provision of the Amended and Restated Articles of Incorporation or Amended and Restated Bylaws of the Company in a manner that adversely affects the powers, preferences, or rights of the Series A Preferred Stock.

(iv)	acquire, by merger, stock purchase, asset purchase, or otherwise, any material assets or securities of any other corporation, partnership, or other entity.

(v)	liquidate, dissolve, or wind-up the business and affairs of the Company, effect any merger or consolidation, or any other Deemed Liquidation Event (as defined in the Certificate of Designation), or consent to any of the foregoing.

At any time when shares of Series A Preferred Stock are outstanding, the Company may not, without the affirmative vote of a majority of the Series A Directors:

(i)	increase or decrease the authorized number of directors constituting the Board.

(ii)	hire, terminate, change the compensation of, or amend the employment agreements of, the executive officers of the Company or any subsidiary of the Company, including approving any incentive compensation, option grants, or stock awards to executive officers.

(iii)	purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare any dividend or make any distribution on, any shares of capital stock of the Company.

(iv)	create, or authorize the creation of, or issue, or authorize the issuance of, any debt security, or permit any subsidiary to take any such action with respect to any debt security, if the aggregate indebtedness of the Company and its subsidiaries for borrowed money following such action would exceed $10,000, or guarantee, directly or indirectly, or permit any subsidiary to guarantee, directly or indirectly, any indebtedness except for trade accounts of the Company or any subsidiary arising in the ordinary course of business.

(v)	make, or permit any subsidiary to make, any loan or advance outside of the ordinary course of business to any employee or director of the Company or any subsidiary, or to any subsidiary or other corporation, partnership, or other entity unless it is wholly owned by the Company.

(vi)	change the principal business of the Company, enter new lines of business, or exit the current line of business.

(vii)	enter into any agreement, contract, arrangement or corporate strategic relationship involving the payment, contribution, or assignment by the Company or to the Company of money or assets greater than $250,000.00.

(viii)	enter into or be a party to any transaction outside of the ordinary course of business with any director, officer, or employee of the Company or any “associate” (as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended) of any such person or entity.

The foregoing summary of the Certificate of Designation is not complete and is subject to and qualified in its entirety by reference to the Certificate of Designation, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 25, 2018, an amendment to the Amended and Restated Articles of Association (the “Amendment”) was filed with the Secretary of State of the State of Utah in connection with the filing of the Certificate of Designation. A copy of the Amendment is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

2.1*	Stock Purchase Agreement dated as of September 25, 2018, by and among Windber National LLC, The Peter A. Cohen Revocable Trust, Blumenthal Family Investment Joint Venture, L.P., Jeffrey C. Piermont, the Company, the stockholders of the Company as set forth on Schedule I attached thereto, and John D. Thomas, P.C., as Sellers’ Representative.

3.1	Certificate of Designation of Preferences, Rights, and Limitations of the Series A Preferred Stock of Edgar Express, Inc.

3.2	Amendment to Amended and Restated Articles of Association of the Company, dated as of September 25, 2018.

10.1	Form of Subscription Agreement for Series A Preferred Stock.

10.2	Form of Class A Warrant.

10.3	Form of Class B Warrant.

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* Certain schedules and exhibits to the Stock Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGAR EXPRESS, INC.

Date: October 1, 2018	By: /s/ Daniel E. Schmerin
Name: Daniel E. Schmerin
Title: Chief Executive Officer